Sight Sciences Investor Presentation November 2025

Forward-Looking Statements This presentation, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact, including statements regarding our future results of operations, product development, market opportunity, clinical trial results and timeline, and business strategy and plans. The forward-looking statements in this presentation include, but are not limited to, statements concerning the following: the Company's mission; the Company's projected financial or operational results including expectations for revenue and gross margins; estimates of the Company’s addressable markets for its products; the Company’s ability to gain share in existing markets and enter into and compete in new markets; the Company’s ability to successfully develop and commercialize its product pipeline; the Company’s ability to compete effectively; the Company’s ability to manage and grow its business, including execution of value creation initiatives; the Company's plans to invest in research and development, clinical and commercial infrastructure; the Company’s ability to successfully execute its clinical trial roadmap; the Company’s ability to successfully execute its strategic initiatives and objectives; and the Company’s ability to obtain and maintain sufficient reimbursement for its products; the Company’s expectations with respect to tariffs and other economic matters; and regulatory requirements applicable to the Company. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. Management bases these forward-looking statements on its current expectations, plans and assumptions affecting the Company’s business and industry, and such statements are based on information available to it as of the time such statements are made. Although management believes these forward-looking statements are based upon reasonable assumptions, it cannot guarantee their accuracy or completeness. Forward-looking statements are subject to and involve risks, uncertainties and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance, or achievements predicted, assumed or implied by such forward-looking statements. Some of the risks and uncertainties that may cause actual results to materially differ from those expressed or implied by these forward-looking statements are discussed under the caption “Risk Factors” in the Company’s annual and quarterly reports with the U.S. Securities and Exchange Commission, as such may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this presentation. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own estimates and research are reliable, such estimates and research have not been verified by any independent source. The Company has proprietary rights to trademarks, trade names and service marks appearing in this presentation that are important to its business. Solely for convenience, the trademarks, trade names and service marks may appear in this presentation without the ® and ™ symbols, but any such references are not intended to indicate that the Company forgoes or will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable licensors to these trademarks, trade names and service marks. All trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. The Company does not intend its use or display of other parties’ trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of the Company by, these other parties. Without limitation, SIGHT SCIENCES™, SIGHT SCIENCES (with design)®, OMNI®, SION®, TEARCARE®, and SMARTLIDS® are trademarks of Sight Sciences, Inc. in the United States and other countries. RESTASIS® is a registered trademark of Allergan, Inc., and IRIS® is a registered trademark of the American Academy of Ophthalmology. Certain financial measures, including adjusted operating expenses (“non-GAAP financial measures”), were not prepared in accordance with generally accepted accounting principles in the United States (“GAAP") and are presented in this presentation to provide information that may assist investors in understanding the Company's financial and operating results. The Company believes these non-GAAP financial measures are important performance indicators because they exclude items that are unrelated to, and may not be indicative of, the Company's core financial and operating results. These non-GAAP financial measures, as calculated, may not necessarily be comparable to similarly titled measures of other companies and may not be appropriate measures for comparing the performance of other companies relative to the Company. These non-GAAP financial measures are not intended to represent, and should not be considered more meaningful measures than, or alternatives to, measures of operating performance as determined in accordance with GAAP. To the extent the Company utilizes such non-GAAP financial measures in the future, it expects to calculate them using a consistent method from period to period. Consistent with Securities and Exchange Commission regulations, the Company has not provided a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures in reliance on the “unreasonable efforts” exception set forth in the applicable regulations, because there is substantial uncertainty associated with predicting any future adjustments that may be made to the Company’s GAAP financial measures in calculating the non-GAAP financial measures. For a reconciliation of non-GAAP financial measures referenced in this presentation to the most directly comparable GAAP measures, please refer to the Company's earnings release issued on November 6, 2025.

[[ Sight Sciences Mission Develop transformative, interventional technologies that allow eyecare providers to procedurally elevate the standards of care — empowering people to keep seeing. | 3

A Glimpse Ahead Innovation leader in two large, growing, underserved markets 1 TearCare market access has started with first 2 MACs establishing fee schedules Oct 2025 2 Strong balance sheet supports investments in R&D pipeline, clinical and commercial infrastructure 3 Healthy gross margin and disciplined operating expense spend 4 The transformation of chronic eye disease treatment is underway 5 | 4

A strategic roadmap to transform eyecare for glaucoma and dry eye patients by reducing patient burden, slowing disease progression, and improving outcomes. Embrace intervention as a better alternative to medication management Shift the care continuum to address underlying disease over symptom management EMBRACE SHIFT Identify patients who can benefit from intervention as a better alternative to medication management IDENTIFY The Path to Early Intervention

Glaucoma

Glaucoma

Leading cause of irreversible blindness[1]

Predominantly managed with daily eye drops (compliance often poor)[2]



Normal



Mild



Moderate



Severe

Large + Underserved Markets

$6.0 BILLION addressable U.S. market[3]

>4 MILLION U.S. patients diagnosed with Glaucoma[1]

[1] Source: Market Scope 2024 report and JAMA Ophthalmology Prevalence of Glaucoma Among US Adults in 2022 Oct 17, 2024 . [2] Newman-Casey PA, Robin AL, Blachley T, Farris KB, Heisler M, Resnicow K, Lee PP. The most common barriers to glaucoma medication adherence: A cross-sectional survey. Ophthalmology. 2015 Jul;122(7):1308-16. doi: 10.1016/j.ophtha.2015.03.026.
[3] Represents Company analysis of third-party estimates in 2024.

7

Primary Open-Angle Glaucoma (POAG)

THE CONVENTIONAL OUTFLOW PATHWAY IS AN IMPORTANT FOCAL POINT IN TREATING POAG, THE MOST COMMON FORM OF GLAUCOMA.

POAG is similar to a clog in a kitchen sink:

- **A** The eye's natural drainage system is called the **conventional outflow pathway.**
- **B** Blockage of this system prevents aqueous fluid from draining.
- **C** When aqueous fluid cannot drain, intraocular pressure (IOP) rises.
- **D** Elevated IOP can lead to optic nerve damage and may result in irreversible blindness.



01 TRABECULAR MESHWORK
02 SCHLEMM'S CANAL
03 COLLECTOR CHANNELS

01 **Drain Cover** (trabecular meshwork): allows excess aqueous fluid to enter drainage system

02 **Sink Pipe** (Schlemm's Canal): conducts excess aqueous fluid to exit pathways known as collector channels

03 **House Plumbing** (collector channels): leads excess aqueous fluid out of the eye into the venous system



01
02
03

Effective + Intuitive Intervention OUR FLAGSHIP TECHNOLOGY SURGICAL GLAUCOMA Offering a comprehensive intervention that drives leading clinical outcomes for Primary Open-Angle Glaucoma (POAG) ¹ Estimate based on units of OMNI (and predicates) and SION products shipped as of September 30, 2025 Comprehensive treatment of diseased conventional outflow pathway Leading clinical trial and registry results: ROMEO, GEMINI, AAO IRIS® Registry >350K Procedures Performed1

OMNI Comprehensively Treats the Conventional Outflow Pathway Minimally Invasive + Efficacious A comprehensive procedure enabled by the OMNI® Surgical System to help restore natural outflow in the eye with up to 360° treatment of all three areas of resistance* in the conventional outflow pathway * Trabecular meshwork, Schlemm’s Canal, and collector channels

OMNI is Proven with Robust Clinical Evidence & Broad FDA Indication

OMNI is the most comprehensive implant-free Minimally Invasive Glaucoma Surgery (MIGS) technology, designed to effectively treat the full spectrum of primary open-angle glaucoma (POAG)[1]

OMNI with patented TruSync™ Technology is the only MIGS device with an FDA indication that allows for:

- Use in combination cataract or standalone (without cataract) procedures
- Access to 360 degrees of the diseased conventional outflow pathway through a clear corneal microincision
- Comprehensive treatment of all three areas of resistance[2] in the diseased conventional outflow pathway
- Use in adult patients with POAG across the spectrum of disease severity


Comprehensive Procedure
Implant-Free MIGS
Standalone or Combo Cataract
Achieve Consistent Pressure
~15
mmHg
Sustained Med Reduction 4
Total Surgeon Control
Real-World Data

AGIS-7 Findings[3]

<18 mmHg is the target IOP to limit the progression of glaucoma.

On average, there was zero change in visual field defect score for patients whose IOP stayed below 18 mmHg over 6 years.

[1] Dickerson J, et al. Ab Interno Canaloplasty and Trabeculotomy Outcomes for Mild, Moderate, and Advanced Open-Angle Glaucoma: A ROMEO Analysis. Clin Ophthalmol. 2024: 18 1433-1440.
[2] Trabecular meshwork, Schlemm's Canal, and collector channels
[3] The Advanced Glaucoma Intervention Study (AGIS): 7. The relationship between control of intraocular pressure and visual field deterioration. The AGIS Investigators
4 GEMINI 36-month paper (Greenwood MR, Yadgarov A, Flowers BE, Sarkisian SR, Ohene-Nyako A, Dickerson JE Jr. 36-month outcomes from the prospective GEMINI study: canaloplasty and trabeculotomy combined with cataract surgery for patients with primary open-angle glaucoma. Clin Ophthalmol 2023;17:3817-3824.)

Consistent Efficacy of OMNI in Combination Cataract (CC) and Standalone (SA) Clinical Trials

COMBINATION CATARACT

GEMINI (12 Months)*



IOP (mmHg)
25
20
15
10
23.8
15.4
Unmedicated Baseline (n=113)
Month 12 (n=113)

ROMEO Elevated IOP CC (24 Months)



21.7
15.6
Unmedicated Baseline (n=17)
Month 24 (n=17)

STANDALONE

ROMEO Elevated IOP SA (24 Months)



25
20
15
10
22.1
14.7
Unmedicated Baseline (n=17)
Month 24 (n=17)

TREY SA (11 Months)*



21.7
15.5
Unmedicated Baseline (n=22)
Month 11 (n=22)

EFFICACY DEMONSTRATED OUT TO 3 YEARS

GEMINI 2 IOP Outcomes CC (36 Months)



IOP (mmHg)
25
20
15
10
23.1
15.6
16.7
16.3
Baseline (n=66)
Month 12 (n=66)
Month 24 (n=66)
Month 36 (n=62)

GEMINI 2 # of Medications Outcomes CC (36 Months)



# of Medications
2
1.5
1
0.5
0
1.63
0.3
0.4
0.3
Baseline (n=66)
Month 12 (n=66)
Month 24 (n=66)
Month 36 (n=62)

References: GEMINI (Clin Ophthalmol. 2022;16:1225–1234); TREY (Int Ophthalmol (2022)); ROMEO 2 Year (Clin Ophthalmol. 2023:17 1057–1066); GEMINI 2: Greenwood MD et al. 36-Month Outcomes from the Prospective GEMINI Study: Canaloplasty and Trabeculotomy Combined with Cataract Surgery for Patients with Primary Open-Angle Glaucoma. Clinical Ophthalmology (December 2023). *Data refers to sub-populations of POAG patients

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OMNI Addresses All Six MIGS POAG Categories

Allows surgeons to customize treatment



$5B Opportunity[1]

STANDALONE MIGS
>85%[1] of POAG Eyes

$1B Opportunity[1]

COMBINATION CATARACT MIGS
<15%[1] of POAG Eyes

MARKET OPPORTUNITY[1]

MILD DISEASE (40%)	MODERATE DISEASE (40%)	ADVANCED DISEASE (20%)
~$2B opportunity	~$2B opportunity	~$1B opportunity
~$0.4B opportunity	~$0.4B opportunity	~$0.2B opportunity

[1] Represents Company analysis of third-party estimates based on 2024 data

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Large and Unmet Clinical Need for Standalone MIGS Combination Cataract Standalone | 14 <15% of POAG eyes1, >90% of MIGS procedures2 Established, growing market Benefits from inherent IOP-lowering effect of cataract surgery Share-taking driven by efficacy, fast recovery times and attractive safety profile >85% of POAG eyes¹, <10% of MIGS procedures² Large, underserved patient population MIGS procedure is the SOLE reason for operating room visit Standalone adoption requires a procedure with robust safety and efficacy, without the benefit of cataract surgery ¹ Represents Company analysis of third-party estimates based on 2024 data. ² Company estimates based on independent third-party analytics data based on 2024 data.

MIGS for the Pseudophakic Patient

The Glaucoma Patient Journey[1]

Glaucoma Diagnosis

Patient diagnosed with glaucoma and begins their journey fighting the disease

Cataract +/- MIGS

Now a candidate for cataract surgery, which may or may not include a MIGS procedure

Zone of unmet clinical need

Pseudophakic POAG Patients
3-7 yrs post-op

Advanced Filtration

Continues to progress until it needs to be treated with a trabeculectomy or tube shunt



Topical Meds +/or SLT

Prescribed glaucoma Rx and/or treated using a laser therapy

Topical Meds +/or SLT

Disease progresses and prescribed glaucoma Rx and/or treated using a laser therapy

[1] ESCRS. "Glaucoma Treatment Paradigm Shift." By Dr. Karl Mercieca. EuroTimes. [2] SLT is Selective Laser Trabeculoplasty .

15

Standalone Market Development is Underway Claims data indicate increasing usage of codes associated with OMNI1 for billing of standalone procedures OMNI technology meets enhanced efficacy and safety needs for standalone procedures ROMEO ROMEO two-year extension TREY Sole purpose of OR visit – degree and consistency of efficacy crucial to surgery decision Market development efforts to expand MIGS both in combination cataract and pseudophakic standalone use cases and train new MIGS surgeons Commercial team is focused on driving awareness of benefits of interventions for appropriate POAG patients who do not require cataract surgery ¹ Based on estimated patient visits with CPT codes 66174 and 65820 from a third-party data analytics provider from 2021 to 2024.

Implantable Canalicular Scaffold (MIGS)* 01 Suprachoroidal Implant (MIGS)* 02 Sustained Release Pharmaceutical (Rx)* 03 CURRENT PRODUCTS IN THE PIPELINE *This pipeline product is under development and is not commercially available. The Company may suspend or discontinue pipeline development projects at any time. Surgical Glaucoma Pipeline DEVELOPING COMPREHENSIVE BEST-IN-CLASS PORTFOLIO

Dry Eye Disease

Dry Eye Disease Linked to screen time, age (postmenopausal women, men 50+), systemic medication use Predominantly managed with daily eye drops (compliance often poor)1 Normal Mild Moderate Severe Large + Underserved Markets $1.7 billion US market for dry eye treatments 2 >19.4 million U.S. patients diagnosed with dry eye disease2 ¹ Uchino M. Adherence to Eye Drops Usage in Dry Eye Patients and Reasons for Non-Compliance: A Web-Based Survey. J Clin Med. 2022 Jan; 11(2): 367.1. ²2024 Market Scope Report.

Overview: Tears and Meibomian Gland Disease (MGD) TEAR FILM ANATOMY MEIBOMIAN GLANDS Tears consist of three layers Outermost layer consists of oily substance called meibum Coats and protects inner layers Prevents premature evaporation Healthy meibomian glands release liquid meibum with each blink In patients with MGD, obstructions form within glands and prevent release of meibum Results in premature tear evaporation and dry eye These obstructions need to be melted or liquified and evacuated from the glands to allow for the healthy production of liquid meibum

A new order of care Effective intervention shouldn’t wait, because meibomian gland dropout is irreversible and critical to ocular surface health1-3 TearCare targets the root cause of MGD: obstructed glands with demonstrated improvement of meibomian gland function4 SAHARA Results: TearCare was clinically superior in its primary signs endpoint (TBUT) as compared to Restasis, and showed significant improvements in all signs and symptoms 5 Published budget impact analysis demonstrates economic savings for payors 5 Providers can intervene sooner with the power to preserve The case for TearCare® CATEGORY 1 OTC/Compresses CATEGORY 2 Rx/Steroids CATEGORY 3 Non-Invasive (IPL, Plugs, Thermal) 1. Gutgesell VJ et al.  Am J Ophthalmol. 1982;94(3):383-387. 2. Liu S, et al. Invest Ophthalmol Vis Sci. 2011;52(5):2727-2740. doi: 10.1167/iovs.10-6482. 3. Finis D, et al Curr Eye Res. 2015;40(10):982-989. doi:10.3109/02713683.2014.971929. 4. Gupta PK, et al. Cornea. 2022;41(4):417-426. doi:10.1097/ICO.0000000000002837. 5. Chester T, et al. Optom Vis Sci. 2023;100:625-630. doi:10.1097/OPX.0000000000002053, Hovanesian, J; Ayres, BD; Bloomenstein, MR; Loh, J; Chester, T; Saenz, B; Echegoyen, J; Kannarr, SR; Rodriguez, T; Dickerson, J. Durability of the TearCare treatment effect in subjects with dry eye disease: Stage 3 of the Sahara randomized controlled trial. Optometry and Vision Science ():10.1097/OPX.0000000000002278, July 28, 2025. | DOI: 10.1097/OPX.0000000000002278

MGD Opportunity U.S. patients diagnosed with Dry Eye Disease (DED) 1 Million DED patients 19.4 Up to 86% of DED is associated with poor tear quality due to MGD 1, 2 Million MGD patients 13.6 – 16.7 ~50% of DED patients have moderate to severe symptoms 1 (most likely to seek treatment + targeted patient population in SAHARA RCT) Million moderate to severe MGD DED patients 6.8 – 8.3 ¹ Market Scope 2024 Dry Eye Products Report. ² Lemp MA, Crews LA, Bron AJ, Foulks GN, Sullivan BD. Distribution of aqueous-deficient and evaporative dry eye in a clinic-based patient cohort: a retrospective study. Cornea. 2012;31(5):472-478.

MGD is an Underserved Disease State The current market is dominated by eyedrops that do not address the underlying causes of MGD 1 Many dry eye treatments focus on increasing tear volume in aqueous deficient patients No interventional standard of care for treatment of MGD There is poor patient compliance with the use of Rx and OTC eyedrops for treatment 2 The US market for dry eye treatments was $1.7 billion in 2024 1 ¹ Market Scope 2024 Dry Eye Products Report and internal estimates. ² Uchino M. Adherence to Eye Drops Usage in Dry Eye Patients and Reasons for Non-Compliance: A Web-Based Survey. J Clin Med. 2022 Jan; 11(2): 367.1.

Targeted + Intuitive Intervention OUR TECHNOLOGIES DRY EYE Offering a comprehensive therapy intervention that drives leading clinical outcomes for evaporative dry eye disease ¹ Estimate based on Dry Eye Treatment Lids shipped as of September 30, 2025. Comprehensive therapy to treat diseased meibomian glands Leading Clinical Trial Results: SAHARA, OLYMPIA >70K Procedures Performed1

TearCare: Designed to Preserve and Improve Gland Functionality

TearCare is the only FDA-cleared interventional, open-eye, thermal-activated gland expression therapy designed to treat MGD conveniently and comfortably

01 Application



Thin, wearable SmartLids® conform to the eyelid and allow natural blinking

02 Therapy



Precise, consistent, software-controlled thermal therapeutic melting cycle (at 45°C +/- 0.7°C for 15 minutes)[1]

03 Expression



Comprehensive gland clearing protocol allows providers to manually evacuate the melted meibum comfortably

[1] Gupta et al. Cornea 2022;41:417–426

I 25

SAHARA RCT Randomized Controlled Trial comparing TearCare and Restasis®1 Signs Superiority + Durability 2 + Head-to-Head Study TearCare vs Restasis1 + Large Trial (N=345) + Randomized + Assessor Masked + 3 Stages + Long-term (2-year trial) ¹ Restasis is a trademark of Allergan™ an AbbVie company ² Endpoints for SAHARA include superiority over Restasis at six months in our primary objective endpoint, tear break-up time. Study through 24 months to show duration of effectiveness. Ayres BD, Bloomenstein MR, Loh J, et al. A Randomized, Controlled Trial Comparing TearCare® and Cyclosporine Ophthalmic Emulsion for the Treatment of Dry Eye Disease (SAHARA). Clin Ophthalmol. 2023;17:3925-3940. Hovanesian, J; Ayres, BD; Bloomenstein, MR; Loh, J; Chester, T; Saenz, B; Echegoyen, J; Kannarr, SR; Rodriguez, T; Dickerson, J. Durability of the TearCare treatment effect in subjects with dry eye disease: Stage 3 of the Sahara randomized controlled trial. Optometry and Vision Science ():10.1097/OPX.0000000000002278, July 28, 2025. | DOI: 10.1097/OPX.0000000000002278

SAHARA RCT: Results

TearCare Superior to Restasis in Tear Breakup Time Improvement

TearCare Results at 6 Months

- Superior to Restasis[1, 2] in tear break-up time (TBUT)
- Non-inferior to Restasis in ocular surface disease index (OSDI)[3]
- Significant improvements in all signs and symptoms measured

Restasis Cross-Over to TearCare Results at 12 Months

- Patients previously treated with Restasis had additional clinically meaningful improvements in the signs and symptoms of DED when crossed over to TearCare at Month 6. These improvements persisted through Month twelve without continued Restasis use.
- TBUT improved by an additional 1.1 seconds three months after cross-over to TearCare and improvement persisted (0.6 seconds) at month twelve, six months later



Absolute Change from Baseline at Each Time Point
TearCare
Restasis
Restasis Crossover to TearCare
Seconds
2.5
2
1.5
1
0.5
0
Week 1 (P=.0001)
Month 1 (P=.0055)
Month 3 (P=.0080)
Month 6 (P<.0001)
Month 9 (Month 3 Crossover) (P<.001)
Month 12 (Month 6 Crossover) (P<.001)

[1] Endpoints for SAHARA include superiority over Restasis at six months in our primary objective endpoint, tear break-up time. TearCare treatment at Baseline and Month 5, Restasis twice a day for six months. Study through 24 months to show duration of effectiveness.
[2] Restasis is a trademark of Allergan™ an AbbVie company
[3] Ocular Surface Disease Index is a commonly used patient-reported survey to assess dry eye severity.

27

SAHARA RCT: Results

24 Month Data

- All mean signs and symptoms remained statistically significantly better than study baseline at all time points measured through the end of study at 24 months
- Showed the durability and procedural treatment effect of TearCare - the majority (66%) of participants treated with TearCare at baseline and again at Month 5 required no additional treatment based on pre-defined retreatment criteria[1]
- Treatment twice per year can provide meaningful improvement and symptomatic relief for patients with moderate to severe dry eye.

2 TearCare therapies in the first 5 months provides 2 years of relief for the majority of study patients[1]

Seconds



all p < .0001 vs. Baseline
Tear Breakup Time (seconds)
0
2
4
6
8
10
12
4.4
7.1
7.1
6.8
6.9
6.5
6.3
Baseline
6
9
12
15
18
24
Study Period (months)

[1] 66% of TearCare® patients experienced dry eye relief for 2 years from study baseline. Study baseline refers to assessment at the start of SAHARA prior to any treatment and 5 months prior to the start of the Stage 3 durability stage. Months are measured from Study Baseline. Error bars are ± 1 standard deviation. Hovanesian, J; Ayres, BD; Bloomenstein, MR; Loh, J; Chester, T; Saenz, B; Echegoyen, J; Kannarr, SR; Rodriguez, T; Dickerson, J. Durability of the TearCare treatment effect in subjects with dry eye disease: Stage 3 of the Sahara randomized controlled trial. Optometry and Vision Science ():10.1097/OPX.0000000000002278, July 28, 2025. I DOI: 10.1097/OPX.0000000000002278

28

TearCare Strategy: Targeted + Scalable Growth

Actively Engaging in Pursuit of Equitable Market Access

With the power of TearCare, we can:

- **Improve the lives of U.S. MGD patients**
- Scale commercial resources with market access wins
- Target ~6,500 physicians identified as most likely to adopt MGD treatment procedures[1]
- Leverage a large installed customer base, over 70,000 SmartLids Sold[2], built across real-world testing and data collection since 2019



[1] Estimated as of June 30, 2025 based on review of claims data and Company analytics
[2] As of September 30, 2025

| 29

Annual Revenue and Gross Margin % SGHT DRY EYE SURGICAL GLAUCOMA GROSS MARGIN % $27.6 $1.6 $26.0 $49.0 $2.5 $46.5 $71.3 $5.7 $65.6 $81.1 $6.7 $74.3 $76.0M - $78.0M1 $79.9 $4.0 $75.9 +30% FY24 Gross Margin % Revenue CAGR FY20 to FY24 FY25 Guidance Revenue $76M - $78M¹ Adj. OpEx² 90M - $92M¹ 85.5% 87.6% 46.2% SGHT Surgical Glaucoma Dry Eye Historical financial results, including with respect to revenue and gross margin, may not be indicative of future financial results due to numerous risks and uncertainties, including those addressed in the "Risk Factors" section of the Company's filings with the U.S. Securities and Exchange Commission. ¹The Company expects full year 2025 revenue of approximately $76.0 to $78.0 million and adjusted operating expenses of $90.0 to $92.0 million, as of the Company's earnings release dated November 6, 2025. ²“Adjusted operating expenses” is a non-GAAP financial measure, which is calculated as operating expenses less stock-based compensation expense, depreciation and amortization, restructuring costs, and other one-time costs. For a reconciliation of adjusted operating expenses to operating expenses, please refer to our earnings release issued on November 6, 2025.

Strategic Value Creation Initiatives Represent Sustainable Growth Drivers Expand OMNI Utilization TearCare Access + Expansion Certify new OMNI surgeons Gain share in combination cataract segment Develop the standalone pseudophakic MIGS segment Generate additional clinical evidence  Enhance coverage and equitable reimbursement  Generate eyecare provider engagement and pursue coverage and equitable reimbursement Grow commercial team Expand adoption and usage  Generate additional clinical evidence to drive procedural DED intervention

Why Now? Innovation leader in two large, growing, underserved markets 1 TearCare market access has started with first 2 MACs establishing fee schedules Oct 2025 2 Strong balance sheet supports investments in R&D pipeline, clinical and commercial infrastructure 3 Strong gross margin and disciplined operating expense spend 4 The transformation of chronic eye disease treatment is underway 5 | 32

Thank you! If you have any questions, please contact investor.relations@sightsciences.com © 2025 Sight Sciences and/or certain of its affiliates, All rights reserved. Sight Sciences, the Sight Sciences logo, OMNI, SION, TearCare, and TruSync are trademarks or registered trademarks of Sight Sciences.